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                                   Exhibit 21

                 Subsidiaries of Calpine Generating Company, LLC

CalGen Finance Corp. (co-issuer)                                                     Delaware
CalGen Expansion Company, LLC                                                        Delaware
Baytown Energy Center, LP                                                            Delaware
Calpine Baytown Energy Center GP, LLC                                                Delaware
Calpine Baytown Energy Center LP, LLC                                                Delaware
Baytown Power GP, LLC                                                                Delaware
Baytown Power, LP                                                                    Delaware
Carville Energy LLC                                                                  Delaware
Channel Energy Center, LP                                                            Delaware
Calpine Channel Energy Center GP, LLC                                                Delaware
Calpine Channel Energy Center LP, LLC                                                Delaware
Channel Power GP, LLC                                                                Delaware
Channel Power, LP                                                                    Delaware
Columbia Energy LLC                                                                  Delaware
Corpus Christi Cogeneration LP                                                       Delaware
Nueces Bay Energy LLC                                                                Delaware
Calpine Northbrook Southcoast Investors, LLC                                         Delaware
Calpine Corpus Christi Energy GP, LLC                                                Delaware
Calpine Corpus Christi Energy, LP                                                    Delaware
Decatur Energy Center, LLC                                                           Delaware
Delta Energy Center, LLC                                                             Delaware
CalGen Project Equipment Finance Company Two, LLC                                    Delaware
Freestone Power Generation LP                                                         Texas
Calpine Freestone, LLC                                                               Delaware
CPN Freestone, LLC                                                                   Delaware
Calpine Freestone Energy GP, LLC                                                     Delaware
Calpine Freestone Energy, LP                                                         Delaware
Calpine Power Equipment LP                                                            Texas
Los Medanos Energy Center, LLC                                                       Delaware
CalGen Project Equipment Finance Company One, LLC                                    Delaware
Morgan Energy Center, LLC                                                            Delaware
Pastoria Energy Facility LLC                                                         Delaware
Calpine Pastoria Holdings, LLC                                                       Delaware
Calpine Oneta Power, L.P.                                                            Delaware
Calpine Oneta Power I, LLC                                                           Delaware
Calpine Oneta Power II, LLC                                                          Delaware
Zion Energy LLC                                                                      Delaware
CalGen Project Equipment Finance Company Three LLC                                   Delaware
CalGen Equipment Finance Holdings, LLC                                               Delaware
CalGen Equipment Finance Company, LLC                                                Delaware
Goldendale Energy Center, LLC                                                        Delaware